SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 14, 2002

Date of Report
(Date of Earliest Event Reported)

EXPEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-27429	91-1996083
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005

(Address of Principal Executive Offices, including Zip Code)

(425) 564-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

99.1	Certification of Richard N. Barton Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Gregory S. Stanger Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.    Regulation FD Disclosure

On August 14, 2002, the Registrant filed its quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission (the “Commission”).

Attached as exhibit 99.1 is the certification (each, a “Section 906 Certification”) of Richard N. Barton, the President and Chief Executive Officer of the Registrant, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and attached as exhibit 99.2 is the Section 906 Certification of Gregory S. Stanger, Senior Vice President and Chief Financial Officer of the Registrant. The Section 906 Certifications were furnished to the Commission as correspondence accompanying the Form 10-Q.

The information contained in this current report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/S/ GREGORY S. STANGER
Gregory S. Stanger
Senior Vice President and Chief Financial Officer

Date: August 14, 2002

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Exhibit Index

Number	Description

99.1	Certification of Richard N. Barton Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Gregory S. Stanger Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002